                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2004

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


       Delaware                    333-99451                   52-1495132
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    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


                  343 Thornall Street                            08837
                        Edison, NJ
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       (Address of principal executive offices)                (Zip Code)



           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Filing of Collateral Term Sheets

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2004-S4.

ITEM 7.  Financial Statements and Exhibits

         (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MORTGAGE FINANCE CORPORATION



Date: March 19, 2004                By:  /s/ Christopher G. Schmidt
      --------------                     -------------------------------
                                         Name:   Christopher G. Schmidt
                                         Title:  Vice President

                                                  INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

(99.1)          Collateral Term Sheets